                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      July 18, 2002



                                Citigroup Inc.
            (Exact name of registrant as specified in its charter)


                 Delaware                           1-9924                       52-1568099
            (State or other                       (Commission                  (IRS Employer
            jurisdiction of                       File Number)                 Identification No.)
             incorporation)

   399 Park Avenue, New York, New York                                               10043
(Address of principal executive offices)                                          (Zip Code)

                                 (212) 559-1000
              (Registrant's telephone number, including area code)
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                                CITIGROUP INC.
                           Current Report on Form 8-K

Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


      Exhibits:

   Exhibit No.    Description
   -----------    -----------

      1.01        Terms Agreement, dated July 18, 2002, among the Company and
                  Salomon Smith Barney Inc., Banc of America Securities LLC,
                  Banc One Capital Markets, Inc., Bear, Stearns & Co. Inc.,
                  Blaylock & Partners, L.P., Fleet Securities, Inc., J.P. Morgan
                  Securities Inc., Lehman Brothers Inc., Merrill Lynch, Pierce,
                  Fenner & Smith Incorporated, Muriel Siebert & Co., Inc.,
                  Santander Central Hispano Investment Securities Inc. and UBS
                  Warburg LLC, as Underwriters, relating to the offer and sale of the Company's Floating Rate Notes due July 26, 2004.

      4.01        Form of Note for the Company's Floating Rate Notes due July
                  26, 2004.


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                                    SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  July 26, 2002                           CITIGROUP INC.



                                          By:    /s/ Guy R. Whittaker
                                                ------------------------------
                                                Guy R. Whittaker
                                                Treasurer


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